SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2003



                                NBT BANCORP INC.
          ------------------------------------------------------------
            (Exact name of registrant as specified in it's charter)



          DELAWARE                       0-14703                16-1268674
  ----------------------------         ------------           -------------
  (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)



                 52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815
                 ----------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (607) 337-2265
                                 --------------


                                 NOT APPLICABLE
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                       ----------------------------------

                               (a) Not Applicable

                               (b) Not Applicable

        (c) The following exhibit is furnished as a part of this report:

              Exhibit No.         Description
              -----------         -----------

                 99.1 Notice to directors and executive officers, dated December 4, 2003.




  ITEM 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
                                     Plans.
                            -------------------------


      NBT Bancorp Inc. (the "Company") received notification under Section 101(I)(2)(E) of the Employment Retirement Income Security Act of 1974 regarding a blackout period under the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan (the "Plan"). The blackout period is necessary in order to effect a change in the Plan's recordkeeper to EPIC Advisors Inc. On December 3, 2003, as required by Section 306(a) of the Sarbanes-Oxley Act of 2002, the Company
  provided notice of the blackout period to its directors and those executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NBT BANCORP INC.
                     --------------------------------------
                                  (Registrant)


                             /s/ Michael J. Chewens
                     --------------------------------------
                               Michael J. Chewens
                        Senior Executive Vice President,
                Chief Financial Officer and Corporate Secretary


                             Date: December 4, 2003

EXHIBIT INDEX
-------------

Exhibit No.            Description
-----------            -----------

    99.1               Notice to directors and executive officers, dated
                       December 3, 2003.




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